1 Investor Presentation MARCH 2018 ALWAYS CONNECTED Exhibit 99.1

FORWARD-LOOKING STATEMENTS
ALWAYS CONNECTED
Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private
Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events.  Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan" or other similar words.  Forward-looking statements in this presentation include, without limitation, statements regarding projected revenue, Adjusted EBITDA and Unlevered Free Cash Flow (UFCF) for RigNet, the timing of the closing of future acquisitions, if at all, or the benefits provided by such acquisitions.  These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate.  Actual results and future events could differ materially from those anticipated in such statements.  Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal period December 31, 2017, which is incorporated by reference herein.
RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.
All forward-looking statements are qualified in their entirety by this cautionary statement.
In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.

ALWAYS CONNECTED TODAY’S PRESENTERS Steve Pickett CHIEF EXECUTIVE OFFICER & PRESIDENT Joined May 2016 3

ALWAYS CONNECTED

Steve Pickett
CEO & President
Joined May 2016
Jay Hilbert
SVP, Global Sales
& Marketing
Joined November 2016
Ed Traupman
VP, Systems Integration &
Global Customer Care
Joined November 2016
Brendan Sullivan
SVP, CTO
Joined May 2017
Egbert Clarke
VP, Operations
Joined July 2017
Lance Smith
VP, Engineering &
Product Development
Joined May 2017
Brad Eastman
SVP, General Counsel
Joined November 2017
EXECUTIVE MANAGEMENT

MANAGED SERVICES
Network communication services, telephony and
technology for remote sites on land or at sea
APPS & IoT
IoT/SCADA, data protection and other
applications and services that work “over-the-
top” of our Managed Services networks
SYSTEMS INTEGRATION
Design, engineering, procurement, installation
and project management for processing facilities
and industrial sites
RigNet
is a global technology company providingWe
are a
customized communications services, applications and
cybersecurity solutions enhancing customer decision
making and business performance.
Our solutions range from fully-managed voice and data
networks to more advanced networks and applications
that include video conferencing, asset and weather
monitoring, real-time data services and cybersecurity
primarily under a multi-service recurring revenue
model.

ALWAYS CONNECTED
WHO IS RIGNET?

ALWAYS CONNECTED
WHY RIGNET?
It’s simple: industrial transformation
is driving higher volumes of
information and the demand for faster
connection speeds to accommodate
real-time communication of voice,
video and data
RigNet
is partnering with leading
businesses to transform their
operations by providing secure
networks and tools to help collect,
connect and protect critical
information and support employees in
the field
Mobile data traffic has skyrocketed
with a 70% increase between Q1
2016 and Q1 2017
Mobile Data Traffic
Connection Speed
The average U.S.
connection speed has
increased 22% YoY in
2017, with an average of
18.7 Mbps
Tools & Applications
ERP applications, video collaboration, data analytics and security are requiring more sophisticated networks with higher throughput and lower latency
Source: Akamai State of the Internet Q1 2017 Report;
Ericson Mobility Report, June 2017; Company data

WHAT DO WE OFFER?
ALWAYS CONNECTED
›
Supervisory Control and
Data Acquisition (SCADA)
›
Asset Monitoring (IoT)
›
Meteorological and Oceanographic
data (MetOcean)
›
Adaptive Video Intelligence (AVI)
›
Security and Emergency Response
›
CyphreLink
›
Cyphre Encryption Gateway
›
Cyphre Secure Storage
›
Cyphre Secure IoT
›
Video surveillance
›
Industrial security systems
›
CrewConnect™ Wi-Fi
›
CrewConnect™ Infotainment
›
CrewConnect™ Hotspot
›
24/7 Global Customer Care
›
End-to-end managed services over
globally deployed networks
›
Technology agnostic, utilizing
satellite, fiber, microwave and
cellular backhaul
›
Self Acquiring Satellite Box (SASB)
with push-to-start installation
›
Systems integration capital projects
COLLECT
CONNECT
PROTECT
SUPPORT

ALWAYS CONNECTED 8 WHERE DO WE WORK? Serving 1,171 customer sites in over 50 countries OFFICE TELEPORTS CORE/POP CORE CONNECTIONS

WHO DO WE SERVE? ENERGY MARITIME AVIATION ENTERPRISE CHANNEL SALES MINING UTILITIES GOVERNMENT & NGO OIL & GAS DRILLING OIL & GAS OPERATORS CONTRACTORS SERVICE COMPANIES OTHER 9

10 HOW ARE WE GROWING? *subject to closing OPERATORS DRILLERS SERVICES COMPANIES OIL & GAS IOT / SCADA CYBER SECURITY MACHINE LEARNING* ALWAYS CONNECTED 10

ALWAYS CONNECTED 11 CYBER SECURITY RIGNET ENERGY DIVERSIFICATION IOT / SCADA MACHINE LEARNING* MIDSTREAM ENERGY MARKETS ENTERPRISE MARKETS CHANNEL SALES UPSTREAM PRODUCTION *subject to closing

WHERE ARE WE GROWING?
ALWAYS CONNECTED
We are investing in
developing innovative
application layer
solutions,
which will
transform our customers’
businesses along with the
networks we build and
manage

RigNet
provides solutions
ranging from fully-managed
voice and data networks to
advanced services and
applications enabling video
collaboration, video
surveillance, real-time
operational monitoring, data
protection, system integration
and crew welfare.
13
ALWAYS CONNECTED
HOW DO WE SUPPORT THE ENERGY INDUSTRY?
UPSTREAM
MIDSTREAM
DOWNSTREAM
DRILLING
RIGS,
PRODUCTION,
PLATFORMS,
SUPPLY
VESSELS,
PIPELINE
NETWORKS,
PROCESSING FACILITIES & REMOTE OFFICE LOCATIONS
EXPLORATION | PRODUCTION
PROCESSING
TRANSPORTATION
PIPELINE
REFINING
DISTRIBUTION

We provide fully-integrated
global services,
connecting global teams via a NIST
Cybersecurity Framework (CSF) assured
network, designed for the demands of businesses
competing in today’s digital world
Our exceptional, internationally dispersed
customer care centers provide 24/7 response
to maintain operational productivity
and to
reduce risk
14
MANAGED SERVICES
ALWAYS CONNECTED
Network communication services, telephony and
technology for remote sites on land or at sea

ALWAYS
CONNECTED
WHERE IS OUR UPSTREAM ENERGY PRESENCE?
As of 12/31/2017
RigNet
offers global reach to
support customer network
requirements at drilling and
production sites, allowing drillers,
operators and service companies
to focus on the job at hand…real-
time, efficiently and safely
International Land
132
Maritime
165
Offshore Production
316
Offshore Drilling Rigs
184
Other Sites
378

From Supervisory Control and Data
Acquisition (SCADA) and Adaptive Video
Intelligence (AVI) to BlackTIE
™
, Real-time
predictive analytics, MetOcean
and
CrewConnect
™
, our applications harness
and protect
mission-critical information
to
enhance
performance, even in the harshest,
most remote locations on the planet
16
APPS & IoT
ALWAYS CONNECTED
IoT/SCADA, data protection, machine learning and other
applications and services that work “over-the-top” of our
Managed Services networks

WHAT APPS AND SERVICES DO WE OFFER?

ALWAYS CONNECTED
ALWAYS CONNECTED
One of the largest IoT/SCADA footprints in North America operating the SkyEdge I and SkyEdge II platforms
A Tier
1
distribution
partner
for
Inmarsat
and
Iridium
®
L-Band
M2M
and
message-based
IoT
Services
with
over
25
Gigabytes
of
M2M
traffic traversing the network monthly
Cyphre
and
BlackTIE
®
Technology
provides
data
protection
and
security
Intelie* optimizes critical operations through technological solutions specialized in stream data analytics with high data volumes and high data throughput
Intelie* LIVE is an operational intelligence platform that empowers clients to make timely, data-driven decisions in mission-critical real-time operations, including drilling, and longer-term, data-intensive projects, such as well planning
AVI provides for asset protection and operational efficiency using lower bandwidth to stream high quality video content and allows flexibility by streaming feeds over any backhaul that can be viewed on any device
CrewConnect™ portfolio is grounded in secure and controlled connectivity; designed to improve crew morale in remote locations and boost operational efficiency through reduced employee turnover
MetOcean
Systems
provide
accurate,
reliable
weather
data
measurement
systems
to
the
international
marine,
renewable
and
oil &
gas industry to support safe and efficient operations
*subject to closing

DATA
PROTECTION
–
FOR
ALL
ENTERPRISE
CUSTOMERS
ALWAYS CONNECTED
Flexible Deployment
Models include cloud, hosted, on-premises,
suited and priced to meet IT requirements
Technology
A data protection appliance based on NXP
Semiconductor’s Q or IQ processor
Enterprise-class Encrypted File Sync and Share
Secure cloud-based collaboration at the individual,
group, and enterprise levels
Browser-based Interface
An intuitive user experience that
maximizes productivity and
collaboration
Key Management Controls
The option to control your own keys or give Cyphre control
Black Key Encryption
Provides an extra layer of hardware encryption
Hardware-driven Encryption
Protects enterprise data even if hackers
access the server
Encrypted
File Sync
Technology
Interface
Black Key
Encryption
Deployment
Controls
Hardware
Encryption

MACHINE LEARNING & REAL-TIME PREDICTIVE ANALYTICS*
Artificial Intelligence
Machine Learning
Deep Learning
ALWAYS CONNECTED
Problems are solved
through Intelie
Pipes, a
distributed query language
with a complex event
processor to aggregate
and normalize real-time
data from a myriad of data
sources, data integration,
data quality, data
governance and monitoring
Deep learning and artificial intelligence are rapidly
developing initiatives across all industries and
particularly within upstream oil & gas in areas of well
development, equipment and production
management and in maritime in vessel optimization
and CO2 emissions monitoring
Intelie
LIVE is an operational intelligence
platform that empowers clients to make
timely, data-driven decisions in mission-
critical real-time operations, including
drilling, and longer-term, data-intensive
projects, such as well planning
*subject to closing

NORTH AMERICAN SCADA COVERAGE 20 ALWAYS CONNECTED ALWAYS CONNECTED

SYSTEMS INTEGRATION
ALWAYS CONNECTED
Design, engineering, procurement, installation and
project management for processing facilities and
industrial sites
Solutions for world-scale
capital projects that
are fully engineered, assembled and tested by
RigNet
personnel
Each solution is uniquely designed and
incorporates a wide range of communication,
security and safety technologies

WORLD-SCALE PROJECTS
ALWAYS CONNECTED
State-of-the-Art Communications Infrastructure
Internationally Dispersed Service Centers
Design, Engineering, Procurement and Project Management
Communications, Security and Safety
Equipment Installation

ALWAYS CONNECTED
WELL-POSITIONED FOR SUCCESS
RigNet
enables its customers to reach beyond
boundaries, investing in applications and solutions
designed to improve performance, provide insight and
manage risk
We develop and implement the technologies customers
are demanding to make possibilities a reality
Leader in Customer Service
Global Footprint
Secure Networks
Applications to Enhance Performance
Increasing Demand for Data and Technology
Multi-year Relationships
Multi-tenant Business Model

NEAR TERM OBJECTIVES
Maintain balance sheet flexibility
Focus on cash generation
Manage debt effectively
Manage costs through strategic
sourcing, back-office automation
and performance management
Invest opportunistically
24
ALWAYS CONNECTED
ALWAYS CONNECTED
Increase ARPU through
commercialization of over-the-top
solutions and applications
Diversify our business and
add scale
Drive operational improvements
Financial Plan
Business Plan

$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
12/15/2010
7/22/2011
2/27/2012
10/4/2012
5/12/2013
12/18/2013
7/26/2014
3/3/2015
10/9/2015
5/16/2016
12/22/2016
7/30/2017
3/6/2018
Source:  FactSet,
as of 11272017
25
ALWAYS CONNECTED
RNET
SHARE
PERFORMANCE
7/5/2012: Announced
Nessco acquisition;
RNET stock price at
$16.90 per share
8/1/2013:  Announced
acquisition of Inmarsat
Energy Broadband
assets and GX
commercial distribution
agreement; RNET stock
price at $27.93 per share
8/20/2013: KKR announced agreement to
acquire 27% of RigNet from Cubera; RNET
stock price at $33.63 per share
12/29/2014:  Announced
acquisition of Munaicom; RNET
stock price at $44.23 per share
5/22/2017:
Announced acquisition of
Cyphre Security Solutions; RNET stock
price at $17.05 per share
5/31/2016:
Named Steve Pickett
as CEO; RNET stock price at
$12.43 per share
1/7/2016:
Announced change of executive
leadership; RNET stock price at $17.81
12/8/2015:
Named Chip Schneider as CFO;
RNET stock price at $21.78 per share
11/4/2015:
Announced acquisition of
Orgtec S.A. de C.V. (TECNOR); RNET
stock price at $31.16 per share
12/14/2010:
IPO priced
at $12 per share
7/31/2017:
Announced acquisition of ESS;
RNET stock price at $18.95 per share
7/24/2017:
Announced acquisition of DTS; RNET
stock price at $18.50 per share
3/06/2018: RNET stock price at $13.55 per share

Adjusted EBITDA
We define Adjusted EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, intangibles, property, plant and equipment, foreign exchange impact of intercompany financing activities, (gain) loss on retirement of property, plant and equipment, change in fair value of earn-outs and contingent consideration, stock-based compensation, merger and acquisition costs, executive departure costs, restructuring charges and non-recurring items
Unlevered Free Cash Flow
We define Unlevered Free Cash Flow as Adjusted EBITDA less capital expenditures.
Adjusted EBITDA and Unlevered Free Cash Flow should not be considered as an alternative to net income (loss), operating income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP
DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

ALWAYS CONNECTED

REVENUE
ADJUSTED EBITDA
UNLEVERED FREE CASH FLOW
NET INCOME (LOSS)
Source:  Company data  |  Please refer to Appendix for footnotes and definitions of Non-GAAP measures
27
ALWAYS CONNECTED
QUARTERLY
FINANCIAL SUMMARY ($millions)
53
51
57
4Q16
3Q17
4Q17
9
8
9
4Q16
3Q17
4Q17
4Q16
3Q17
4Q17
6
2
5
4Q16
3Q17
4Q17
(4)
(5)
(6)

16
16
(17)
(11)
(16)
2013
2014
2015
2016
2017
REVENUE
ADJUSTED EBITDA
UNLEVERED FREE CASH FLOW
NET INCOME (LOSS)
Source:  Company data  |  Please refer to Appendix for footnotes and definitions of Non-GAAP measures
28
ALWAYS CONNECTED
ANNUAL
FINANCIAL
SUMMARY
($
millions)
221
330
271
221
205
2013
2014
2015
2016
2017
56
74
47
37
30
2013
2014
2015
2016
2017
25
33
14
22
12
2013
2014
2015
2016
2017

QUARTERLY RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND UNLEVERED FREE CASH FLOW

APPENDIX
ALWAYS CONNECTED
($
thousands)
4Q16
3Q17
4Q17
NET LOSS
(3,726)
(4,193)
(5,807)
INTEREST
EXPENSE
668
689
949
DEPRECIATION AND AMORTIZATION
7,995
7,999
7,978
GAIN
ON
SALES
OF
PP&E,
NET
OF
RETIREMENTS
11
5
0
STOCK-BASED
COMPENSATION
681
1,007
754
RESTRUCTURING COSTS
579
767
0
CHANGE
IN
FAIR
VALUE
OF
EARN-OUT/CONTIGENT
CONSIDERATION
0
0
526
EXECUTIVE DEPARTURE COSTS
0
0
1,192
ACQUISITION COSTS
0
807
559
INCOME TAX EXPENSE
3,149
762
2,397
ADJUSTED
EBITDA
(NON-GAAP
MEASURE)
9,357
7,843
8,548
LESS:
CAPITAL
EXPENDITURES
3,686
5,853
3,984
UNLEVERED
FREE
CASH
FLOW
(NON-GAAP
MEASURE)
5,671
1,990
4,563

ANNUAL RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND UNLEVERED FREE CASH FLOW
APPENDIX
ALWAYS CONNECTED
($
thousands)
2013
2014
2015
2016
2017
NET INCOME (LOSS)
16,544
15,983
(16,660)
(11,297)
(16,197)
INTEREST
EXPENSE
2,283
2,185
2,054
2,708
2,870
DEPRECIATION
AND
AMORTIZATION
21,049
29,462
32,471
33,556
30,845
IMPAIRMENT
OF
GOODWILL,
INTANGIBLES,
AND
PP&E
0
2,719
14,262
397
0
FX
IMPACT
OF
INTERCOMPANY
FINANCING
ACTIVITIES
0
856
0
0
0
(GAIN)
LOSS
ON
SALES
OF
PP&E,
NET
OF
RETIREMENTS
66
(44)
(41)
(153)
55
STOCK BASED COMPENSATION
2,963
4,252
3,660
3,389
3,703
RESTRUCTURING COSTS
0
0
7,410
1,911
767
CHANGE IN FAIR VALUE OF EARN-OUT/CONTIGENT CONSIDERATION
0
0
0
(1,279)
(320)
EXECUTIVE
DEPARTURE
COSTS
0
0
1,000
1,884
1,192
ACQUISITION
COSTS
4,115
2,922
342
240
240
INCOME TAX EXPENSE
9,158
15,400
2,409
5,825
3,472
ADJUSTED
EBITDA
(NON-GAAP
MEASURE)
56,178
73,735
46,907
37,181
29,669
LESS:
CAPITAL
EXPENDITURES
31,093
40,402
32,690
15,197
17,909
UNLEVERED
FREE
CASH
FLOW
(NON-GAAP
MEASURE)
25,085
33,333
14,217
21,984
11,760

31 INVESTOR PRESENTATION 2017 Thank You ALWAYS CONNECTED